Provisions	12 Months Ended
Mar. 31, 2019
Text block [abstract]
Provisions
20	PROVISIONS

The following table presents movements by class of provisions for the fiscal years ended March 31, 2019 and 2018.

	Provision for interest repayment	Other provisions	Total
	(In millions)
Balance at April 1, 2017	¥157,333	¥37,367	¥194,700
Additional provisions	50,500	28,537	79,037
Amounts used	(61,961)	(14,902)	(76,863)
Unused amounts reversed	(479)	(3,247)	(3,726)
Amortization of discount and effect of change in discount rate	(142)	209	67
Others	(72)	(4,876)	(4,948)

Balance at March 31, 2018	145,179	43,088	188,267

Balance at April 1, 2018(1)	¥145,179	¥68,071	¥213,250
Additional provisions	47,000	7,040	54,040
Amounts used	(44,063)	(18,576)	(62,639)
Unused amounts reversed	(106)	(10,277)	(10,383)
Amortization of discount and effect of change in discount rate	399	158	557
Others	—	(7)	(7)

Balance at March 31, 2019	¥148,409	¥46,409	¥194,818

(1)

The balance of “Other provisions” at April 1, 2018 increased from that at March 31, 2018, primarily due to the increase of the balance of provision for loan commitments as a result of the IFRS 9 adoption. For additional information, refer to Note 2 “Summary of Significant Accounting Policies.”

Provision	for Interest Repayment

Japan has two laws restricting interest rates on loans. The Interest Rate Restriction Act sets the maximum interest rates on loans ranging from 15% to 20%. The Act Regulating the Receipt of Contributions, Receipt of Deposits and Interest Rates capped the interest rate on loans at 29.2% up to June 2010. Interest rates on loans greater than the range of 15-20% but below the maximum allowable of 29.2% were called “gray zone interest,” and many consumer lending and credit card companies were charging interest in this zone.

In January 2006, judicial decisions strictly interpreted the conditions under which consumer finance companies may retain gray zone interest. As a result, claims for refunds of gray zone interest have increased, and consumer lending and credit card companies have recorded a provision for claims for refunds of gray zone interest.

In December 2006, the Government of Japan made amendments to laws regulating money lenders to implement regulatory reforms affecting the consumer finance industry. As a result, in June 2010, the maximum legal interest rates on loans were reduced to the range of 15-20%, and gray zone interest was abolished.

The provision for interest repayment is calculated by estimating the future claims for the refund of gray zone interest, taking into account historical experience such as the number of customer claims for a refund, the amount of repayments and the characteristics of customers, and the length of the period during which claims are expected to be received in the future. Of these historical experiences, the number of customer claims for the refund has a significant effect on the amount of the provision, and the historical number of customer claims to the SMBC Group was 84 thousand, 94 thousand and 127 thousand for the fiscal years ended March 31, 2019, 2018 and 2017, respectively. The timing of the settlement of these claims is uncertain.

The increase in the provision for interest repayment for the fiscal year ended March 31, 2019 was primarily due to additional provisions as a result of the estimation of the future claims for the refund, which was partially offset by the use of the provision during the year.

Other	Provisions

Other provisions include asset retirement obligations and provisions for loan commitments, reimbursement of deposits, point programs, product warranties and litigation claims. Most of these provisions occurred in the normal course of business and none of them were individually significant at March 31, 2019 and 2018.